UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2015

Voltari Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-55419	90-0933943
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 W. 26th Street, Suite 415

New York, NY 10001

(Address of Principal Executive Offices, including Zip Code)

(212) 388-5500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2015, Voltari Corporation (the “Company”) filed with the Secretary of State of the State of Delaware a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), to reduce the number of shares authorized to be issued by the Company from 975,000,000, consisting of 625,000,000 shares of common stock, par value one-tenth of one cent ($.001) per share (“Common Stock”), and 350,000,000 shares of preferred stock, par value one-tenth of one cent ($.001) per share (“Preferred Stock”), to 30,000,0000, consisting of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Certificate of Amendment became effective at 4:15 p.m. on September 16, 2015. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Voltari Corporation (the “Company”) held its Annual Meeting of stockholders on September 10, 2015 (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the following proposals and cast their votes as described below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on August 14, 2015.

Proposal No. 1. Election of Directors. The stockholders elected all of the Board’s nominees for director, to serve until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Name	For	Withheld	Abstained	Broker Non-Vote
James L. Nelson	5,059,061	39,603	0	2,451,105
Jay A. Firestone	5,058,671	39,993	0	2,451,105
Hunter C. Gary	4,998,907	99,757	0	2,451,105
Kevin Lewis	5,061,356	37,308	0	2,451,105
Andrew Roberto	5,058,195	40,469	0	2,451,105

Proposal No 2. Advisory Approval of the Company’s Executive Compensation. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
5,021,195	71,280	6,189	2,451,105

Proposal No 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
7,414,033	99,192	36,541	0

Proposal No 4. Adoption of Amendment to Amended and Restated Certificate of Incorporation (as amended). The stockholders approved the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation (as amended) to reduce the number of shares authorized to be issued by the Company:

For	Against	Abstained	Broker Non-Vote
7,308,907	188,170	11,346	41,346

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Voltari Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLTARI CORPORATION (Registrant)

September 16, 2015	By:	/s/ John Breeman
(Date)		John Breeman Chief Financial Officer